UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)


                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

On August 8, 2005, All American Semiconductor, Inc. (the "Company") entered into a second amendment (the "Second Amendment") to the Credit Agreement dated May 14, 2003 (the "Credit Amendment") among the Company, as borrower, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as a lender and administrative agent, U.S. Bank National Association, as a lender and co-agent, and the other lenders party thereto (previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003), as previously amended by the First Amendment to Credit Agreement (the "First Amendment"), dated as of June 11, 2004 (previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004) (the First Amendment and the Second Amendment, together with the Credit Agreement, collectively the "Credit Facility").The Second Amendment provides, among other things, for: an increase in the line of credit facility from $85 million to $100 million; an extension of the expiration date of the Credit Facility from May 14, 2006 to May 31, 2009; improved pricing levels based on the Company's debt service coverage ratio; an increase in the advance rate from 40% to 50% on certain of the Company's inventory in determining the borrowing base under the Credit Facility; a reduction in the debt service coverage ratio from 1.20:1.0 to 1.10:1.0 beginning with the quarterly period ending September 30, 2005; and for a reduction in the unused commitment fee to .15%. Borrowings under the Credit Facility, after giving effect to the new pricing levels under the Second Amendment, bear interest at one of five pricing levels dependent on the Company's debt service coverage ratio at the quarterly pricing date (as defined), and are secured by all of the Company's assets including accounts receivable, inventories and equipment. At the first pricing level, at the Company's option, the rate will be either (a) .25% below the greater of the Federal funds rate plus .5% and prime or (b) 1.75% over LIBOR. At the second level, at the Company's option, the rate will be either (a) the greater of the Federal funds rate plus .5% and prime or (b) 2.00% over LIBOR. At the third level, at the Company's option, the rate will be either (a) .25% over the greater of the Federal funds rate plus .5% and prime or (b) 2.25% over LIBOR. At the fourth level, at the Company's option, the rate will be either (a) .5% over the greater of the Federal funds rate plus .5% and prime or (b) 2.50% over LIBOR. At the fifth level, at the Company's option, the rate will be either (a) ..75% over the greater of the Federal funds rate plus .5% and prime or (b) 2.75% over LIBOR. The amounts that the Company may borrow under the Credit Facility are based upon specified percentages of the Company's eligible accounts receivable and inventories (as defined) and the Company is required to comply with certain affirmative and negative covenants and certain financial ratios. The covenants, among other things, place limitations and restrictions on the Company's borrowings, investments, capital expenditures and transactions with affiliates; prohibit dividends and acquisitions; and prohibit stock redemptions in excess of an aggregate cost of $2.0 million during the term of the Credit Facility. The Credit Facility requires the Company to maintain certain minimum levels of tangible net worth throughout the term of the Credit Facility as well as a minimum debt service coverage ratio and a minimum inventory turnover level, each tested on a quarterly basis.

The Company also issued a press release on August 10, 2005 announcing its entering into the Second Amendment, a copy of which is also filed herewith and incorporated herein by this reference.

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

The foregoing is a brief description of the Credit Facility, including the changes provided by the Second Amendment, and is qualified in its entirety by reference to the Credit Agreement (previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and incorporated herein by this reference), as amended by the First Amendment (previously filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and incorporated herein by this reference) and the Second Amendment (filed as Exhibit 10.1 to this report and incorporated herein by this reference). The Second Amendment was executed on August 8, 2005 and became effective as of that date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.          Exhibit Description
                  -----------          -------------------

                  10.1 Second Amendment to Credit Agreement, dated as of August 8, 2005, among the Company, as borrower, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as a lender and administrative agent, U.S. Bank National Association, as a lender and co-agent, and the other lenders party thereto.

                  99                   Press Release dated August 10, 2005.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALL AMERICAN SEMICONDUCTOR, INC.



Date: August 10, 2005                   By: /s/ HOWARD L. FLANDERS
                                            -----------------------------------
                                            Howard L. Flanders
                                            Executive Vice President and
                                            Chief Financial Officer

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

                                  EXHIBIT INDEX
                                  -------------


                  Exhibit No.             Exhibit Description
                  -----------             -------------------

                  10.1 Second Amendment to Credit Agreement, dated as of August 8, 2005, among the Company, as borrower, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as a lender and administrative agent, U.S. Bank National Association, as a lender and co-agent, and the other lenders party thereto.


                  99                      Press Release dated August 10, 2005.

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